APPROPRIATED RESERVES (Tables)	12 Months Ended
Dec. 31, 2022
APPROPRIATED RESERVES
Schedule of appropriated retained earnings

As of December 31, 2022 and 2021, the appropriated retained earnings consist of the following:

Concept	December 31, 2022	December 31, 2021
In millions of COP
Appropriation of net income(1)(2)	12,768,264	13,628,995
Others(3)	3,162,401	1,032,012
Total Appropiated reserves	15,930,665	14,661,007
(1)	The legal reserve fulfills two objetives: to increase and maintain the company's capital and to absorb economic losses. Based on the aforementioned, this amount shall not be distributed in dividends to the stockholders.
(2)	Includes reclassification of unclaimed dividends under Article 85 of the Bank's Bylaws for COP 574 and COP 4,441, respectively.
(3)	On March 18, 2022, the Bank established a reserve for equity strengthening and future growth, which was approved at the General Shareholders Meeting.